EXHIBIT 10(12)


                              EMPLOYMENT AGREEMENT

     This Agreement, made and dated as of August 2, 2004, by and between Lincoln Bank, a federal savings bank ("Employer"), and Jerry R. Engle, a resident of Johnson County, Indiana ("Employee").

                               W I T N E S S E T H

     WHEREAS, Employee is employed by Employer as its Executive Vice President and Chief Operating Officer and has made valuable contributions to the profitability and financial strength of Employer;

     WHEREAS, Employer desires to encourage Employee to continue to make valuable contributions to Employer's business operations and not to seek or accept employment elsewhere;

     WHEREAS, Employee desires to be assured of a secure minimum compensation from Employer for his services over a defined term;

     WHEREAS, Employer desires to assure the continued services of Employee on behalf of Employer on an objective and impartial basis and without distraction or conflict of interest in the event of an attempt by any person to obtain control of Employer or Lincoln Bancorp (the "Holding Company"), the Indiana corporation which owns all of the issued and outstanding capital stock of Employer;

     WHEREAS, Employer recognizes that when faced with a proposal for a change of control of Employer or the Holding Company, Employee will have a significant role in helping the Boards of Directors assess the options and advising the Boards of Directors on what is in the best interests of Employer, the Holding Company, and its shareholders, and it is necessary for Employee to be able to provide this advice and counsel without being influenced by the uncertainties of his own situation;

     WHEREAS, Employer desires to provide fair and reasonable benefits to Employee on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, Employer desires reasonable protection of its confidential business and customer information which it has developed over the years at substantial expense and assurance that Employee will not compete with Employer for a reasonable period of time after termination of his employment with Employer, except as otherwise provided herein.

     NOW, THEREFORE, in consideration of these premises, the mutual covenants and undertakings herein contained and the continued employment of Employee by Employer as its Executive Vice President and Chief Operating Officer, Employer and Employee, each intending to be legally bound, covenant and agree as follows:

     1. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Employee as its Executive Vice President and Chief Operating Officer, and Employee accepts such employment.

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

     2. Employee agrees to serve as Executive Vice President and Chief Operating Officer of Employer and to perform such duties in those offices as may reasonably be assigned to him by Employer's Board of Directors; provided, however, that such duties shall be performed in or from the offices of Employer currently located at Greenwood, Indiana, and shall be of the same character as those previously performed by Employee and generally associated with the offices held by Employee. Employee shall render services to Employer as Executive Vice President and Chief Operating Officer of Employer in substantially the same manner and to substantially the same extent as Employee rendered his services to First Bank before the date hereof. While employed by Employer, Employee shall devote substantially all his business time and efforts to Employer's business during regular business hours and shall not engage in any other related business.

     3. It is anticipated that Employee shall be appointed to serve as President and Chief Executive Officer of Employer no later than December 31, 2005.

     4. During the term of this Agreement, Employer shall nominate the Employee to successive terms as a member of Employer's Board of Directors and shall use its best efforts to elect and re-elect Employee as a member of such Board and to cause Employee to be nominated, elected and re-elected as a member of Holding Company's Board of Directors. Employee shall receive additional compensation and benefits as are provided from time to time to any other member of Employer's Board of Directors who is also an officer of Employer, but the Employee acknowledges that currently there is no such additional compensation being paid and that there may never be any such additional compensation.

     5. The term of this Agreement shall begin on the date set forth above (the "Effective Date") and shall end on the date which is three years following such date; provided, however, that such term shall be extended automatically for an additional year on each anniversary of the Effective Date if Employer's Board of Directors determines by resolution that the performance of the Employee has met the Board's requirements and standards and that this Agreement should be extended prior to such anniversary of the Effective Date, unless either party hereto gives written notice to the other party not to so extend within ninety
(90) days prior to such anniversary, in which case no further automatic extension shall occur and the term of this Agreement shall end two years subsequent to the anniversary as of which the notice not to extend for an additional year is given (such term, including any extension thereof shall herein be referred to as the "Term"). Notwithstanding the foregoing, the Term may end earlier upon the occurrence of any event described in Section 9.

     In the event of termination pursuant to Section 5, subject to the occurrence of another event described in Section 9, compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 6, 7 and 8 hereof through and until the end of the remaining two years of the Term. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans.

     6.   Employee   shall   receive  an  annual   salary  of  $185,000   ("Base
Compensation") payable at regular intervals in accordance with Employer's normal payroll practices now or



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hereafter  in  effect.  Employer  may  consider  and  declare  from time to time increases in the salary it pays Employee and thereby increases in his Base Compensation. Prior to a Change of Control, Employer may also declare decreases in the salary it pays Employee if the operating results of Employer are significantly less favorable than those for the fiscal year ending December 31, 2004, and Employer makes similar decreases in the salary it pays to other executive officers of Employer. After a Change in Control, Employer shall consider and declare salary increases based upon the following standards:

          Inflation;

          Adjustments to the salaries of other senior management personnel; and

          Past performance of Employee and the contribution which Employee makes to the business and profits of Employer during the Term.

Any and all increases or decreases in Employee's salary pursuant to this Section shall cause the level of Base Compensation to be increased or decreased by the amount of each such increase or decrease for purposes of this Agreement. The increased or decreased level of Base Compensation as provided in this Section shall become the level of Base Compensation for the remainder of the Term of this Agreement until there is a further increase or decrease in Base Compensation as provided herein.

     7. So long as Employee is employed by Employer pursuant to this Agreement, he shall be included as a participant in all present and future employee benefit, retirement, and compensation plans available to any management employee of Employer, consistent with his Base Compensation and his positions as Executive Vice President and Chief Operating Officer of Employer, including, without limitation, Employer's or the Holding Company's pension plan, 401(k) plan, Stock Option Plan, Recognition and Retention Plan and Trust, Employee Stock Ownership Plan, and hospitalization, disability and group life insurance plans, each of which Employer agrees to continue in effect on terms no less favorable than those currently in effect as of the date hereof (as permitted by law) during the Term of this Agreement unless prior to a Change of Control the operating results of Employer are significantly less favorable than those for the fiscal year ending December 31, 2004, and unless (either before or after a Change of Control) changes in the accounting, legal, or tax treatment of such plans would adversely affect Employer's operating results or financial condition in a material way, and the Board of Directors of Employer or the Holding Company concludes that modifications to such plans need to be made to avoid such adverse effects. However, Employer may freeze or terminate the Lincoln Bank Financial Institutions Retirement Fund without violating its obligations contained in this Agreement, nor shall Employer be obligated to provide a replacement plan or benefit of equivalent value.

     In addition to the foregoing, a nonqualified stock option for a total of seventy thousand (70,000) shares of Common Stock of Lincoln Bancorp shall be granted to Employee as of the Effective Date. The option price shall be one hundred percent (100%) of the fair market value of one (1) share of Common Stock of Lincoln Bancorp as of the Effective Date as determined


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in accordance with the Lincoln Bancorp Stock Option Plan, such option may not be exercised more than ten (10) years from the date of this grant, and such option shall otherwise be subject in all respects to the terms and conditions of the Lincoln Bancorp Stock Option Plan.

     8. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall receive reimbursement from Employer for all reasonable business expenses incurred in the course of his employment by Employer, upon submission to Employer of written vouchers and statements for reimbursement. Employee shall attend, upon the prior approval of Employer's Board of Directors, those professional meetings, conventions, and/or similar functions that he deems appropriate and useful for purposes of keeping abreast of current developments in the industry and/or promoting the interests of Employer. So long as Employee is employed by Employer pursuant to the terms of this Agreement, Employer shall continue in effect vacation policies applicable to Employee no less favorable from his point of view than those written vacation policies in effect on the date hereof. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be entitled to office space and working conditions no less favorable than were in effect for him on the date hereof.

     9. Subject to the respective continuing obligations of the parties, including but not limited to those set forth in subsections 11(A), 11(B), 11(C) and 11(D) hereof, Employee's employment by Employer may be terminated prior to the expiration of the Term of this Agreement as follows:

          (A) Employer, by action of its Board of Directors and upon written notice to Employee, may terminate Employee's employment with Employer immediately for cause. For purposes of this subsection 9(A), "cause" shall be defined as (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (vii) any material breach of any provision of this Agreement.

          (B) Employer, by action of its Board of Directors may terminate Employee's employment with Employer without cause at any time; provided, however, that the "date of termination" for purposes of determining benefits payable to Employee under subsection 10(B) hereof shall be the date which is 60 days after Employee receives written notice of such termination.

          (C) Employee, by written notice to Employer, may terminate his employment with Employer immediately for cause. For purposes of this subsection 9(C), "cause" shall be defined as (i) any action by Employer's Board of Directors to remove the Employee as Executive Vice President or Chief Operating Officer of Employer, except for title changes contemplated by this Agreement and other promotions, if any, and except where the Employer's Board of Directors properly acts to remove Employee from such office for "cause" as defined in subsection 9(A) hereof, (ii) any action by Employer's Board of Directors to materially limit, increase, or modify Employee's duties and/or authority as Executive Vice President and Chief Operating Officer of Employer,


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

     except for changes commensurate with title changes contemplated by this Agreement or other promotions, if any, (iii) any failure of Employer to obtain the assumption of the obligation to perform this Agreement by any successor or the reaffirmation of such obligation by Employer, as contemplated in Section 22 hereof; (iv) Holding Company's failure to use its best efforts to cause Employer to convert from a federal savings bank to an Indiana commercial state bank no later than one year after the Effective Time; or (v) any material breach by Employer of a term, condition or covenant of this Agreement. Employer's failure to appoint Employee to serve as President and Chief Executive Officer of Employer no later than December 31, 2005 shall not constitute a material breach of this Agreement.

          (D) Employee, upon sixty (60) days written notice to Employer, may terminate his employment with Employer without cause.

          (E) Employee's employment with Employer shall terminate in the event of Employee's death or disability. For purposes hereof, "disability" shall be defined as Employee's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive One Hundred Eighty (180) day period, provided that notice of any termination by Employer because of Employee's "disability" shall have been given to Employee prior to the full resumption by him of the performance of such duties.

     10. In the event of termination of Employee's employment with Employer pursuant to Section 9 hereof, compensation shall continue to be paid by Employer to Employee as follows:

          (A) In the event of termination pursuant to subsection 9(A) or 9(D), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 6, 7 and 8 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to subsection 9(A) shall be no later than the last business day of the month in which such notice is provided to Employee.

          (B) In the event of termination pursuant to subsection 9(B) or 9(C), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 6, 7 and 8 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. In addition, Employee shall be entitled to continue to receive from Employer his Base Compensation at the rates in effect at the time of termination (1) for three additional l2-month periods if the termination

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     follows a Change of Control or (2) for the remaining Term of the Agreement, but not less than six (6) months, if the termination does not follow a Change of Control. In addition, during such periods and except as otherwise specifically provided herein, Employer will maintain in full force and effect for the continued benefit of Employee each employee welfare benefit plan and each employee pension benefit plan (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended) in which Employee was entitled to participate immediately prior to the date of his termination unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of Employee. If the terms of any employee welfare benefit plan or employee pension benefit plan of Employer do not permit continued participation by Employee, Employer will arrange to provide to Employee a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such plan at the end of the period of coverage. For purposes of this Agreement, a "Change of Control" shall mean an acquisition of "control" of the Holding Company or of Employer within the meaning of 12 C.F.R. ss.574.4(a) (other than a change of control resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or any of its subsidiaries). Notwithstanding anything to the contrary in the foregoing, any benefits payable under this subsection 8(B) shall be subject to the limitations on severance benefits set forth in
     Section 310 of the OTS Thrift Activities Bulletin, as in effect on the Effective Date.

          (C)  In  the  event  of  termination   pursuant  to  subsection  9(E),
     compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 6, 7 and 8 hereof, (i) in the event of Employee's death, through the date of death, or (ii) in the event of Employee's disability, through the date of proper notice of disability as required by subsection 9(E). Any benefits payable under insurance, health, retirement and bonus plans as a result of Employer's participation in such plans through such date shall be paid when due under those plans.

          (D) Employer will permit Employee or his personal representative(s) or heirs, during a period of three months following Employee's termination of employment by Employer for the reasons set forth in subsections 9(B), (C) or (E), if such termination follows a Change of Control, to require Employer, upon written request, to purchase all outstanding stock options previously granted to Employee under any Holding Company stock option plan then in effect whether or not such options are then exercisable at a cash purchase price equal to the amount by which the aggregate "fair market value" of the shares subject to such options exceeds the aggregate option price for such shares. For purposes of this Agreement, the term "fair market value" shall mean the higher of (1) the average of the highest asked prices for Holding Company shares in the over-the-counter market as reported on the NASDAQ system if the shares are traded on such system for the 30 business days preceding such termination, or (2) the average per share price actually paid for the most highly priced 1% of the Holding Company


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

     shares acquired in connection with the Change of Control of the Holding Company by any person or group acquiring such control.

     11. In order to induce Employer to enter into this Agreement, Employee hereby agrees as follows:

          (A) While Employee is employed by Employer and for a period of three years after termination of such employment, Employee shall not divulge or furnish any trade secrets (as defined in IND. CODE ss. 24-2-3-2) of Employer or any confidential information acquired by him while employed by Employer concerning the policies, plans, procedures or customers of Employer to any person, firm or corporation, other than Employer or upon its written request, or use any such trade secret or confidential information directly or indirectly for Employee's own benefit or for the benefit of any person, firm or corporation other than Employer, since such trade secrets and confidential information are confidential and shall at all times remain the property of Employer.

          (B)  For a  period  of  two  years  after  termination  of  Employee's employment by Employer for reasons other than those set forth in subsections 9(B) or (C) of this Agreement, Employee shall not directly or indirectly provide banking or bank-related services to or solicit the banking or bank-related business of any customer of Employer at the time of such provision of services or solicitation which Employee served either alone or with others while employed by Employer in any city, town, borough, township, village or other place in which Employee performed services for Employer while employed by it, or assist any actual or potential competitor of Employer to provide banking or bank-related services to or solicit any such customer's banking or bank-related business in any such place. Notwithstanding the foregoing, the period for application of this restriction in subsection 11(B) shall be reduced from two years to six months following termination of Employee's employment: (i) in the event of termination under Section 5 if Employer provides the notice not to extend for an additional year or (ii) if Employer fails to appoint Employee as President and Chief Executive Officer of Employer by December 31, 2005.

          (C) While Employee is employed by Employer and for a period of one year after termination of Employee's employment by Employer for reasons other than those set forth in subsections 9(B) or (C) of this Agreement, Employee shall not, directly or indirectly, as principal, agent, or trustee, or through the agency of any corporation, partnership, trade association, agent or agency, engage in any banking or bank-related business which competes with the business of Employer as conducted during Employee's employment by Employer if Employee's office with the competing business is within a radius of twenty-five (25) miles of Employer's Greenwood office or within twenty-five (25) miles of Employer's main office. (Notwithstanding the foregoing, ownership of less than 2% of a class of publicly held securities in any corporation shall not violate the provisions of this subsection (C).) Furthermore, notwithstanding the foregoing, the period for application of this restriction in subsection 11(C) shall be reduced from one year


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     to six months following  termination of Employee's  employment:  (i) in the event of termination under Section 5 if Employer provides the notice not to extend for an additional year or (ii) if Employer fails to appoint Employee as President and Chief Executive Officer of Employer by December 31, 2005.

          (D) If Employee's employment by Employer is terminated hereunder for any reason, Employee will turn over immediately thereafter to Employer all business correspondence, letters, papers, reports, customers' lists, financial statements, credit reports or other confidential information or documents of Employer or its affiliates in the possession or control of Employee, all of which writings are and will continue to be the sole and exclusive property of Employer or its affiliates.

If Employee's employment by Employer is terminated during the Term of this Agreement for reasons set forth in subsections 9(B) or (C) of this Agreement, Employee shall have no obligations to Employer with respect to the noncompetition provisions under this Section 11.

     12. Any termination of Employee's employment with Employer as contemplated by Section 9 hereof, except in the circumstances of Employee's death, shall be communicated by written "Notice of Termination" by the terminating party to the other party hereto. Any "Notice of Termination" pursuant to subsections 9(A), 9(C) or 9(E) shall indicate the specific provisions of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

     13. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) or (g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer shall (i) pay Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     14. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's affairs by an order issued under section 8(e)(4) or
(g)(1) of the  Federal  Deposit  Insurance  Act (12  U.S.C.  ss.  1818(e)(4)  or
(g)(1)), all obligations of Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.

     15. If Employer is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of Employer or Employee.

     16. All obligations under this Agreement shall be terminated except to the extent determined that the continuation of the Agreement is necessary for the continued operation of Employer: (i) by the Director of the Office of Thrift Supervision or his or her designee (the "Director"), at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of Employer under the authority contained in Section 13(c) of


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

the Federal Deposit Insurance Act; or (ii) by the Director at the time the Director approves a supervisory merger to resolve problems related to operation of Employer or when Employer is determined by the Director to be in an unsafe and unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     17. Anything in this Agreement to the contrary notwithstanding, in the event that the Employer's independent public accountants determine that any payment by the Employer to or for the benefit of the Employee, whether paid or payable pursuant to the terms of this Agreement, would be non-deductible by the Employer for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the amount payable to or for the benefit of the Employee pursuant to this Agreement shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 17, the "Reduced Amount" shall be the amount which maximizes the amount payable without causing the payment to be non-deductible by the Employer because of Section 280G of the Code. Any payments made to Employee pursuant to this Agreement or otherwise, are subject to and conditional upon their compliance with 12 U.S.C. ss.1828(k) and FDIC regulation 12 C.F.R. Part 359 (Golden Parachute and Indemnification Payments) and any other regulations promulgated thereunder, to the extent applicable to such parties.

     18. If a dispute arises  regarding the termination of Employee  pursuant to
Section 9 hereof or as to the interpretation or enforcement of this Agreement and Employee obtains a final judgment in his favor in a court of competent jurisdiction or his claim is settled by Employer prior to the rendering of a judgment by such a court, all reasonable legal fees and expenses incurred by Employee in contesting or disputing any such termination or seeking to obtain or enforce any right or benefit provided for in this Agreement or otherwise pursuing his claim shall be paid by Employer, to the extent permitted by law.

     19. Should Employee die after termination of his employment with Employer while any amounts are payable to him hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there is no such designee, to his estate.

     20. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to Employee:   Jerry R. Engle
                           345 South Oakwood Drive
                           Greenwood, IN 46142

         If to Employer:   Lincoln Bank
                           1121 E. Main Street
                           P.O. Box 510
                           Plainfield, Indiana   46168-0510
or to such address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     21. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana, except as otherwise required by mandatory operation of federal law.

     22. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Employer, by agreement in form and substance satisfactory to Employee to expressly assume and agree to perform this Agreement in the same manner and same extent that Employer would be required to perform it if no such succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a material intentional breach of this Agreement and shall entitle Employee to terminate his employment with Employer pursuant to subsection 9(C) hereof. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business or assets as aforesaid.

     23. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and Employer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of dissimilar provisions or conditions at the same or any prior subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

     24. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain in full force and effect.

     25. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     26. This Agreement is personal in nature and neither party hereto shall, without consent of the other, assign or transfer this Agreement or any rights or obligations hereunder except as provided in Section 19 and Section 22 above. Without limiting the foregoing, Employee's right to receive compensation hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent or distribution as set forth in Section 19 hereof, and in the event of any attempted assignment or transfer contrary to this paragraph, Employer shall have no liability to pay any amounts so attempted to be assigned or transferred.

     IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered as of the day and year first above set forth.

                                      LINCOLN BANK


                                      By: /s/ T. Tim Unger
                                         ---------------------------------------
                                          T. Tim Unger, President

                                      "Employer"


                                      /s/ Jerry R. Engle
                                      ------------------------------------------
                                      Jerry R. Engle

                                      "Employee"


     The undersigned, Lincoln Bancorp, sole shareholder of Employer, agrees that if it shall be determined for any reason that any obligations on the part of Employer to continue to make any payments due under this Agreement to Employee is unenforceable for any reason, Lincoln Bancorp, agrees to honor the terms of this Agreement and continue to make any such payments due hereunder to Employee pursuant to the terms of this Agreement.

     During Employee's active employment by Employer, Lincoln Bancorp shall nominate Employee to successive terms as a member of Lincoln Bancorp's Board of Directors and as Lincoln Bancorp's Vice Chairman. Lincoln Bancorp shall use its best efforts to elect and re-elect Employee as a member of such Board and Vice Chairman. While serving as the Vice Chairman of Lincoln Bancorp and as a director of Lincoln Bancorp, Employee shall be entitled to the same benefits and compensation for services as provided to the Chairman and other employee directors of Lincoln Bancorp.

     Furthermore, it is anticipated that following retirement of the current President and Chief Executive Officer of Lincoln Bancorp, Employee shall then be appointed to the positions of President and Chief Executive Officer of Lincoln Bancorp.

                                      LINCOLN BANCORP


                                      By: /s/ T. Tim Unger
                                         ---------------------------------------
                                         T. Tim Unger, President